POST-SUBSTITUTION SUPPLEMENT
                       and NOTICE dated APRIL 28, 1999 to
                        PROSPECTUS dated MAY 1, 1998 for
                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                       VARIABLE AND FIXED ANNUITY CONTRACT
             issued by Protective Life and Annuity Insurance Company
              (formerly American Foundation Life Insurance Company)


         On April 28, 1999, Protective Life and Annuity Insurance Company ("Protective Life")substituted shares of Oppenheimer Variable Account Funds' Money Fund for shares of Protective Investment Company's Money Market Fund then held by the PIC Money Market subaccount of Variable Annuity Account A of Protective Life. The substitution was carried out pursuant to an order of the Securities and Exchange Commission issued on April 13, 1999.
The effect of the substitution was to replace PIC Money Market Fund with Oppenheimer Money Fund as an investment option under the Contracts described in your May 1, 1998 prospectus.

         Oppenheimer Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. The prospectus for Oppenheimer Variable Account Fund accompanied your May 1, 1998 prospectus.

         Each Owner affected by the substitution may, within thirty (30) days after the substitution, make one transfer of all Contract Value invested in the Oppenheimer Money Fund subaccount on the date of the substitution to another subaccount or a fixed account without that transfer counting as a "free" transfer permitted under a Contract. Also, Protective Life will not exercise any rights reserved under any Contract to impose additional restrictions on transfers from the Oppenheimer Money Fund subaccount to another subaccount or a fixed account until at least thirty (30) days after the substitution.

Please keep this supplement with your May 1, 1998 prospectus for future reference.







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